UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2019

QUEST RESOURCE HOLDING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36451	51-0665952
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3481 Plano Parkway The Colony, Texas		75056
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 464-0004

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 9, 2019, Quest Resource Holding Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Roth Capital Partners, LLC (the “Underwriter”) and the selling stockholders listed on Schedule I thereto (the “Selling Stockholders”), relating to the offering and sale by the Selling Stockholders of 4,296,915 shares of the Company’s common stock. The Underwriting Agreement contains customary representations, warranties, and covenants by the Company and the Selling Stockholders. It also provides for customary indemnification by each of the Company, the Selling Stockholders, and the Underwriter against certain liabilities and for customary contribution in respect of those liabilities. The offering is expected to close on April 11, 2019, subject to customary closing conditions.

The Company will not receive any proceeds from sales by the Selling Stockholders in the offering. The Company will incur certain costs and expenses in connection with the offering, consisting of various registration, printing, and professional services fees. Most of the Company’s costs and expenses will be reimbursed by the Selling Stockholders at the closing of the offering.

The offering is being made pursuant to the Company’s effective Registration Statement on Form S-3 (Registration No. 333-227800) (the “Registration Statement”), as supplemented by a preliminary prospectus supplement dated March 15, 2019 and a final prospectus supplement dated April 9, 2019.

The foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Item 8.01.	Other Events.

On April 9, 2019, the Company issued a press release announcing the pricing of the offering described above in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibits

1.1	Underwriting Agreement, dated April 9, 2019, among Quest Resource Holding Corporation, Roth Capital Partners, LLC, and the Selling Stockholders named therein

99.1	Press Release, dated April 9, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2019	QUEST RESOURCE HOLDING CORPORATION

	By:	/s/ S. Ray Hatch
S. Ray Hatch
President and Chief Executive Officer